SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                    AMENDMENT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 25, 2001
                                                        ------------------


                             TheNETdigest.com, Inc.
         ---------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    1-13886                    38-2655325
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File              (IRS Employer
     of incorporation)                Number)                Identification No.)


            3200 West Oakland Park Blvd., Lauderdale Lakes, FL 33311
   ---------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (954) 745-0077
                                                           --------------


               4950 West Prospect Road, Fort Lauderdale, FL 33309
   ---------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On October 5, 2001 TheNETdigest.com, Inc. engaged Feldman Sherb & Co., P.C. as principal accountant.


         Liebman Goldberg & Drogin LLP ("LGD"), was terminated on October 5, 2001 based on the estimation of fees to be charged for the audit period ending Aug. 31, 2001, as well as, the timing of completion of the audit as a result of the events of Sep. 11th.

         The opinion issued by LGD for reports on financial statements for 1999 and 2000 included a going concern qualification.

         The company did not have any disagreements with LGD that were not resolved pertaining to accounting principles or practices, financial statement disclosure, or auditing scope or procedure. LGD has reviewed interim financial statements as reported with the company's Form 10-QSB for period ended Feb. 28, 2001.

        See attached letter from LGD dated November 2, 2001 (Exhibit 16 of this filing.)



ITEM 5.  OTHER EVENTS.

         In September 2001, TheNETdigest.com, Inc. removed Howard Storfer as Executive Vice President.

         On October 10, 2001 TheNETdigest.com, Inc. relocated its primary place of business to Lauderdale Lakes, Florida.

         Additionally, The members of the Board of Directors of TheNETdigest.com, Inc. deems it to be in its best interest and in the interest of its shareholders, for the Company to change direction of the Company's business plan primarily as a result of the challenges of the economic downturn. In order for the Company to remain in the internet publishing industry, the Company would have to raise substantial working capital, which is not deemed feasible by the Board of Directors at this time.


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS AND OFFICERS

         On September 25, 2001 TheNETdigest.com, Inc. accepted the resignation of Robert Hussey as Chairman of the Board of Directors.

         On September 30, 2001 TheNETdigest.com, Inc. accepted the resignation of Gus Guilbert, Jr. as Corporate Secretary and Director.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TheNETdigest.com, Inc.

                                        By:  /s/  Steven Adelstein
                                             ------------------------
                                             Name:   Steven Adelstein
                                             Title:  President

Date:  November 5, 2001